                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 6, 2000
--------------------------------------------------------------------------------
                Date of Report (date of earliest event reported)

                     COMMUNICATION INTELLIGENCE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-19301                                 94-2790442
---------------------------------   --------------------------------------------
     (Commission File Number)           (IRS Employer Identification Number)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (650) 802-7888
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 2. Acquisition or Disposition of Shares.

         On October 6, 2000, CIC Acquisition Corp. ("Buyer"), a wholly-owned subsidiary of Communication Intelligence Corporation (the "Company"), acquired certain assets of PenOp Limited ("PenOp") and its subsidiary PenOp Inc. ("PenOp USA" and together with PenOp, the "Sellers") pursuant to an asset purchase agreement (the "Purchase Agreement"), dated as of September 29, 2000, by and among Buyer and the Sellers (the "Acquisition") for 4.7 million shares of common stock of the Company (the "Transaction Shares").

         Out of the 4.7 million Transaction Shares issued to Sellers in connection with the Acquisition, approximately 940,000 shares are being held in escrow to cover potential indemnification claims of Buyer.

         Pursuant to the Purchase Agreement, the Company agreed to file a Registration Statement under the Securities Act of 1933, as amended (the "Act"), covering the sale of the Transaction Shares no later than thirty (30) days following the Closing Date and to use reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable thereafter.

         At closing, Mr. Philip Sassower, Chairman of the Board of the Company, and his designees, agreed to purchase from Sellers, in a private transaction, an aggregate of 1,713,728 shares of common stock received by Sellers in connection with the Acquisition for $3.3 million.

         The Company incorporates by reference herein the matters announced in the Company's press release dated October 10, 2000 (such press release is filed as Exhibit 99.1 hereto).

Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

                  2.1 Asset Purchase Agreement, dated as of September 29, 2000, by and among CIC Acquisition Corp., PenOp Limited and PenOp Inc.

                  10.1 Guaranty, dated September 29, 2000, by and among Communication Intelligence Corporation, PenOp Limited and PenOp Inc.

                  10.2 Escrow Agreement, dated as of October 6, 2000, by and among CIC Acquisition Corp., PenOp Limited, PenOp Inc. and Citibank, N.A., as escrow agent.

                  99.1     Press release of the Company dated October 10, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2000

                                    COMMUNICATION INTELLIGENCE CORPORATION
                                                 (Registrant)


                                    By: /s/ Philip S. Sassower
                                        ----------------------------
                                        Philip S. Sassower
                                        Chairman of the Board
                                             & Secretary

                                               EXHIBIT INDEX

Exhibit No.        Exhibits
-----------        --------
2.1                Asset Purchase Agreement, dated as of September 29, 2000, by and among CIC Acquisition Corp., PenOp Limited and PenOp Inc.

10.1               Guaranty, dated September 29, 2000, by and among
                   Communication Intelligence Corporation, PenOp Limited and
                   PenOp Inc.

10.2 Escrow Agreement, dated as of October 6, 2000, by and among CIC Acquisition Corp., PenOp Limited, PenOp Inc. and
                   Citibank, N.A., as escrow agent.

99.1               Press release of the Company dated  October 10, 2000.